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                                                                 Exhibit 10.6(c)



THIS WARRANT AND THE SECURITIES PURCHASABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES (REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL), OR AN OPINION OF THE COMPANY'S COUNSEL, STATING THAT SUCH SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                          CENTRACK INTERNATIONAL, INC.

                          COMMON STOCK PURCHASE WARRANT

         FOR VALUE RECEIVED, Stephen C. Owen, Jr., a resident of the State of New York or his successors or permitted assigns (the "Holder"), is entitled to purchase, from CENTRACK INTERNATIONAL, INC., a Delaware corporation (the "Company"), subject to the provisions hereof, (1) One hundred fifty-one thousand three hundred (151,300) shares of fully paid, validly issued and non-assessable shares ("Shares") of common stock, par value $0.0001 per share ("Common Stock"), of the Company at an exercise price ("Exercise Price") of $1.6525 per share if this Warrant is exercised on or before the close of business on September 29, 2001 except as otherwise provided in Section 2.8 hereof ("Tranche 1"), and, provided that Tranche 1 is exercised in full, (2) One hundred fifty-one thousand three hundred (151,300) Shares of Common Stock of the Company at an Exercise Price of $2.1525 per share ("Tranche 2"), (subject to adjustment as provided below.) The right to purchase Shares under this Warrant is exercisable, in whole or in part, as more specifically set forth below. This Warrant shall terminate if not exercised by the close of business two (2) years from the exercise date of Tranche 1, except as may otherwise be provided in Section 2.8 hereof.

                                    ARTICLE 1

                                   DEFINITIONS

          For all purposes of this Warrant, unless the context otherwise requires, the following terms have the following meanings:

          1.1 "Common Stock" means the Company's authorized common stock, par value $0.0001 per share.

         1.2 "Company" means Centrack International, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor corporation.


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         1.3 "Exercise Price" means the price with respect to each Tranche referred to above.

         1.4 "Warrant" means this Warrant and any warrants issued on or in substitution for this Warrant including warrants issued in exchange for this Warrant pursuant to Article 2.

         1.5 "Warrant Stock" means the shares of Common Stock or other securities acquired or to be acquired upon the exercise of this Warrant.

                                    ARTICLE 2

                          GRANT AND EXERCISE OF WARRANT

         2.1 GRANT AND EXERCISE. This Warrant may be exercised by the Holder, at the Holder's election at any time prior to the Warrant's expiration under
Section 2.8 hereof.

         2.2 HOLDER'S PROCEDURE. To exercise this Warrant and purchase the Warrant Stock, the Holder shall deliver to the Company at its principal office:

                (a) a written notice, in substantially the form of the Exercise Notice appearing at the end of this Warrant, of the Holder's election to exercise this Warrant;

                (b) this Warrant; and

                (c) a check payable to the Company in the amount of the Exercise Price per share of Warrant Stock.

         2.3 COMPANY'S PROCEDURE. The Company shall as promptly as practicable cause the Company's transfer agent to execute and deliver one or more certificates representing the aggregate number of shares of Warrant Stock to which the Holder is entitled.

         2.4 NAME AND EFFECTIVE DATE. The stock certificate(s) so delivered shall be issued in the name of the Holder or such other name as shall be designated in the Exercise Notice specified in Section 2.2. Such certificate(s) shall be deemed to have been issued and the Holder or (subject to federal and state securities law and any other restrictions on transfer) any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date the Company actually receives the notice specified in Section 2.2.

         2.5 EXPENSES. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, issue, and delivery of such stock certificate(s), except that, in case such stock certificate(s) shall be registered in a name or names other than the name of the Holder of this Warrant, stock transfer taxes that are payable upon the issuance of such stock certificate(s) shall be paid by the Holder hereof.

         2.6 LEGAL REQUIREMENTS. The Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.


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         2.7 REGISTRATION. The Company will keep at its principal office a register that will provide for the registration and transfer of the Warrant.

         2.8 EXPIRATION. The right to exercise Tranche 1 will expire at the close of business on September 29, 2001 or the first business day thereafter if such date is not a business day, or such other date as may be established by mutual agreement of the parties hereto, and, provided that Tranche 1 is exercised in full, the right to exercise Tranche 2 will expire at the close of business two (2) years from the exercise date of Tranche 1, or the first business day thereafter if such date is not a business day, or such other date as may be established by mutual agreement of the parties hereto.

         2.9 INVESTMENT INTENT. Neither the Company nor any person acting on its behalf has offered this Warrant to Holder by means of any general solicitation or general advertising. Holder is acquiring this Warrant and the Warrant Stock for its own account and not on behalf of other persons. The securities are being acquired with the intent of holding them for investment and without the intent of participating, directly or indirectly, in a distribution thereof. Holder understands that this investment involves a high degree of risk.

                                    ARTICLE 3

                                    TRANSFER

         3.1. SECURITIES LAWS. Neither this Warrant nor the Warrant Stock shall be transferable unless:

                  (a) (i) either a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect covering this Warrant or the Warrant Stock, as the case may be, or the Company has received an opinion from the Company's counsel to the effect that such registration is not required, or the Holder has furnished to the Company an opinion of the Holder's counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is not required;

                           (ii) the transfer complies with any applicable state securities laws; and

                  (b) Holder consents to a legend being placed on certificates for the Warrant Stock stating that the securities have not been registered under the Securities Act and referring to such restrictions on transferability and sale.

                  (c) The Holder is entitled to the benefits of a Registration Rights Agreement, dated as of September 29, 1999, relating to the Warrant Stock.

         3.2.   PROCEDURE.

                  (a) The Holder of this Warrant, or of any warrant substituted therefor pursuant to the


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provisions of this Section 3.3, may, subject to the limitations set forth in
Section 3.1, in person or by duly authorized attorney, surrender the same for exchange at the principal office of the Company and, within a reasonable time thereafter and without expense (other than transfer taxes, if any), receive in exchange therefor one or more duly executed warrants each evidencing the right to receive one share of Common Stock or such other number of shares as may be designated by the Holder at the time of surrender.

                The Company and any agent of the Company may treat the person in whose name a Warrant is registered as the owner of the Warrant for all purposes hereunder and neither the Company nor such agent shall be affected by notice to the contrary. The Company covenants and agrees to take and cause to be taken all action necessary to effect such registrations, transfers and exchanges.

                  (b) Subject to Section 3.1, the Holder may transfer the Warrant on the books of the Company by surrendering to the Company:

                      (i) the Warrant;

                      (ii) a written assignment of the Warrant, in substantially the form of the Assignment appearing at the end of this Warrant, naming the assignee and duly executed by the Holder; and

                      (iii) funds sufficient to pay any stock transfer taxes payable upon the making of such transfer.

         The Company shall thereupon execute and deliver a new Warrant in the name of the assignee specified in such instrument of assignment. Upon issuance of the new Warrant or Warrants, the Warrant surrendered for transfer shall be canceled by the Company.

         3.3. EXPENSES. The Company shall pay all expenses, taxes (other than transfer taxes), and other charges payable in connection with the preparation, issue and delivery of any new Warrant under this Article 3.

                                    ARTICLE 4

                                   ADJUSTMENTS

            4.1 STOCK SPLITS, STOCK DIVIDENDS AND REVERSE STOCK SPLITS. If at any time the Company shall subdivide (by reclassification, by the issuance of a Common Stock dividend on Common Stock, or otherwise) its outstanding shares of Common Stock into a greater number, the number of shares of Common Stock that may be purchased hereunder shall be increased proportionately and the Exercise Price per share of Warrant Stock shall be decreased proportionately as of the effective date of such action. The effective date of a stock dividend shall be the date on which the dividend is declared. Issuance of a Common Stock dividend shall be treated as a subdivision of the whole


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number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend. If at any time the Company shall combine (by reclassification or otherwise) its outstanding number of shares of Common Stock into a lesser number, the number of shares of Warrant Stock that may be purchased hereunder shall be reduced proportionately and the Exercise Price per share of Warrant Stock shall be increased proportionately as of the effective date of such action.

         4.2 REORGANIZATION AND RECLASSIFICATION. In case of any capital reorganization or any reclassification of the capital stock of the Company or while the Warrant remains outstanding, the Holder of the Warrant shall thereafter be entitled to purchase pursuant to the Warrant (in lieu of the kind and number of shares of Warrant Stock that the Holder would have been entitled to purchase or acquire immediately before such reorganization or reclassification) the kind and number of shares of stock of any class or classes or other securities or property for or into which such shares of Common Stock would have been exchanged, converted or reclassified if the Warrant Stock had been purchased immediately before such reorganization, reclassification at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant. In case of any such reorganization, reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interests thereafter of the Holder of the Warrant, to the end that all the provisions of the Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

         4.3 STATEMENT OF ADJUSTMENT OF WARRANT STOCK. Whenever the number or kind of shares comprising Warrant Stock or the Exercise Price is adjusted pursuant to this Article 4, the Company shall promptly give notice to all Holders, stating that such an adjustment has been effected and setting forth the number and kind of shares purchasable and the amount of the then-current Exercise Price, and stating in reasonable detail the facts requiring such adjustment and the calculation of such adjustment.

         4.4 NO OTHER ADJUSTMENTS. No adjustments in the number or kind or price of shares constituting Warrant Stock shall be made except as provided in this
Article 4.

                                    ARTICLE 5

                            COVENANTS OF THE COMPANY

The Company covenants and agrees that:

         5.1 RESERVATION OF SHARES. At all times, the Company will reserve and set apart and have, free from pre-emptive rights, a sufficient number of shares of authorized but unissued Common Stock or other securities, if applicable, to enable it at any time to fulfill all of its obligations hereunder.


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         5.2 ADJUSTMENT OF PAR VALUE. Before taking any action that would cause an adjustment reducing the Exercise Price per share below the then current par value of the shares of Warrant Stock issuable upon exercise of the Warrant, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Warrant Stock at such adjusted price.

                                    ARTICLE 6

                             LIMITATION OF LIABILITY

No provision of this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive dividends or to receive notice as a stockholder in respect of meetings of stockholders for the election of members of the Board of Directors of the Company or any other matter whatsoever as stockholders of the Company. In the absence of affirmative action by the Holder to purchase shares of Common Stock, no provision hereof shall give rise to any liability of the Holder for the purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                                    ARTICLE 7

                                  MISCELLANEOUS

             7.1 GOVERNING LAW. The rights of the parties arising under this Warrant shall be construed and enforced under the laws of the State of Florida without giving effect to any choice of law or conflict of law rules.

         7.2 NOTICES. Any notice or other communication required or permitted to be given or delivered pursuant to this Warrant shall be in writing and shall be deemed effective as of the date of receipt if delivered personally, by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), by overnight courier service or on the date of deposit in the U.S. mail if by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address in the United States of America for a party as shall be specified by like notice; provided that notices of change of address be effective only upon receipt thereof):

                           (i)      to the Holder as follows:

                                    Stephen C. Owen, Jr.
                                    3 West 51st Street
                                    New York, New York 10019


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                           (ii)     to the Company as follows:

                                    Centrack International, Inc.
                                    21045 Commercial Trail, Suite 101
                                    Boca Raton, FL  33486-1094
                                    Attention: John J. Lofquist, President

         7.3 SEVERABILITY. If any provision of this Warrant shall be held invalid, such invalidity shall not affect any other provision of this Warrant that can be given effect without the invalid provision, and to this end, the provisions hereof are separable.

         7.4 HEADINGS. The headings in this Warrant are for reference purposes only and shall not affect in any way the meaning of interpretation of this Warrant.

         7.5 INTERNAL REFERENCES. References to an "article," "section" or a "subsection" when used without further attribution shall refer to the particular articles, sections or subsections of this Warrant.

         7.6 AMENDMENT. This Warrant cannot be amended or modified except by a written agreement executed by the Company and the Holder.

         7.7 ASSIGNMENT. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns except that no party may assign or transfer its rights or obligations under this Warrant except to the extent explicitly permitted herein.

         7.8 ENTIRE AGREEMENT. This Warrant, together with its attachments, contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.


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         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President thereunto duly authorized.

Dated: September 29, 1999

                         CENTRACK INTERNATIONAL, INC.

                         /s/ John J. Lofquist
                         ----------------------------------
                         By: John J. Lofquist, President


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                            EXERCISE NOTICE TRANCHE 1

         The undersigned, the Holder of a Common Stock Purchase Warrant issued by Centrack International, Inc., a Delaware corporation (the "Company"), dated
as of September 29, 1999, hereby elects to purchase thereunder            shares
of Common Stock, par value $.0001 per share, of the Company covered by such Warrant and herewith makes payment in full therefor of and requests that the certificate(s) for such shares be
issued in the name of and delivered to                      , whose address is
                   and Social Security Number (individual) or Tax Identification Number (entity) is _______________________________________________.

         The undersigned hereby agrees to pay any transfer taxes on the transfer of all or any portion of the Warrant or Common Stock requested herein.



                                                 Signature guaranteed:



         Dated:


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                            EXERCISE NOTICE TRANCHE 2

                  The undersigned, the Holder of a Common Stock Purchase Warrant issued by Centrack International, Inc., a Delaware corporation (the "Company"),
dated as of              , 1999, hereby elects to purchase thereunder shares of
Common Stock, par value $.0001 per share, of the Company covered by such
Warrant and herewith makes payment in full therefor of                       and
requests that the certificate(s) for such shares be issued in the name of
and delivered to                          , whose address is _________________
_______________________________________ and Social Security Number (individual)
or Tax Identification Number (entity) is _____________________________________.

         The undersigned hereby agrees to pay any transfer taxes on the transfer of all or any portion of the Warrant or Common Stock requested herein.



                                                   Signature guaranteed:



         Dated: